Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.366.1492	—Commonwealth
Southborough, MA 01772		Select Life Plus/VUL
508-460-2400 — phone		Survivorship
508-460-2401 — fax	* 800.533.7881	—Commonwealth
Annuity VUL 2001

ANNUAL REPORT — 12/31/2014

FOR CONTRACT HOLDERS OF:	COMMONWEALTH ANNUITY SELECT LIFE PLUS, COMMONWEALTH ANNUITY VUL 2001, VUL SURVIVORSHIP

March 24, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	SEPARATE ACCOUNT IMO 1940 Act Registration Number: 811-09529 1933 Act Registration Numbers: 333-84879, 333-90995 CIK: 0001091476 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate  Account IMO, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 27, 2015
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2015
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 23, 2015
Deutsche Investments VIT Funds (Class A)	1006373	February 23, 2015
Deutsche Variable Series II (Class A)	810573	February 23, 2015
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 25, 2015
Fidelity Variable Insurance Products Fund II (Initial and Service Class 2)	831016	February 23, 2015
Fidelity Variable Insurance Products Fund III (Initial and Service Class 2)	927384	February 23, 2015
Fidelity Variable Insurance Products Fund V (Service Class)	823535	February 27, 2015
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 4, 2015
MFS® Variable Insurance TrustSM (Service Class)	918571	February 26, 2014
Oppenheimer Variable Account Funds (Service Shares)	752737	February 25, 2015
Pioneer Variable Contracts Trust (Class II)	930709	February 27, 2015
T. Rowe Price International Series, Inc.	918292	February 23, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire
Sheila B. St. Hilaire
Vice President, Assistant General Counsel and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772

2014 Annual Reports

Dear Contract Owner:

Commonwealth Annuity and Life Insurance Company Administrative Office: Insurance Services 5801 SW 6th Avenue Topeka, KS 66636-0001 Phone: 800-533-7881

We are pleased to provide you with 2014 annual reports for the underlying funds you currently have chosen in your contract underwritten by Commonwealth Annuity and Life Insurance Company.

In most instances, this booklet has been customized to provide you with information relating to the funds in which you were invested as of December 31, 2014.

If you are interested in additional information about your contract or the investment options available to you in your contract, please contact your registered representative or our Service Center at 800-533-7881.

Regards,

Commonwealth Annuity and Life Insurance Company

Special Note: Please refer to your product prospectus for additional information about the investment options available.

CWA